UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2004

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EGPI FIRECREEK, INC.

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Nevada	000-32507	88-0345961
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6564 Smoke Tree Lane

Scottsdale, AZ  85253

(Address of principal executive offices)  (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

Energy Producers, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 8.01 OTHER EVENTS

With respect to Item 2.03 a. (1), (2) and (3), and Item 3.02 filed whereas the Registrant entered into a Credit Facility Agreement by and among its wholly owned subsidiary Firecreek Petroleum, Inc., a Delaware corporation (“Firecreek”), the Registrant EGPI Firecreek, Inc., a Nevada corporation (“EGPI”), and Randy Pack (“Lender”): The funding pursuant to the Pack Credit Facility Agreement was not forthcoming and therefore the Agreement was terminated.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EGPI FIRECREEK, INC.

(formerly Energy Producers, Inc.)

By:  /s/  Dennis R. Alexander

Dennis R. Alexander

Chairman and CFO

Date:  December 28, 2004

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